Exhibit 10.130

                                FOURTH AMENDMENT

                                       TO

                               FINANCING AGREEMENT

     Fourth Amendment, dated as of April 30, 2000, to the Financing Agreement, dated as of February 26, 1999, as amended by the First Amendment, dated as of March 25, 1999, by the Second Amendment, dated as of August 10, 1999 and by the Third Amendment dated as of February 15, 2000 (as so amended, the "Financing Agreement"), by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), ECI Sportswear, Inc., a New York corporation ("Sportswear"), Stetson Clothing Company, Inc., a Delaware corporation ("Stetson"), XOXO Clothing Company, Incorporated, a Delaware corporation ("XOXO"), B P Clothing Company, Inc., a New York corporation ("B P" and together with ECI, Sportswear, Stetson and XOXO, each a "Borrower" and collectively the "Borrowers"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the "Administrative Agent") and The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the "Collateral Agent" or "Agent").

     WHEREAS, the Company, the Borrowers, the Lenders, the Administrative Agent and the Agent wish to amend certain provisions of the Financing Agreement.

     Accordingly, the Company, the Borrowers, the Lenders, the Administrative Agent and the Agent hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

     2. Existing Definitions.

     (a) The definition of the term "Consolidated Net Income (Loss)" in Section
1.01 of the Financing Agreement is hereby amended to add the following at the end thereof: "For purposes of the financial covenants set forth in Section 7.02(p) of this Agreement, Consolidated Net Income (Loss) shall be increased by the sum of (i) $400,000, representing the amendment fee paid to the Lenders in connection with the Fourth Amendment, and (ii) an amount equal to the value of the non-cash compensation granted to Arnold Simon in connection with the Simon Limited Guaranty."

     (b) The definition of the term "Consolidated Net Worth" in Section 1.01 of the Financing Agreement is hereby amended to add the following at the end thereof: "For purposes of the financial covenants set forth in Section 7.02(p) of this Agreement, Consolidated Net Worth shall be increased by the sum of (i) $400,000, representing the amendment fee paid to the Lenders in connection with the Fourth Amendment, and (ii) an amount equal to the value of non-cash compensation granted to Arnold Simon in connection with the Simon Limited Guaranty."

     (c) The definition of the term "Guaranties" in Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the word "and" after clause (i) thereof, and (ii) adding a new clause (iii) to read as follows:
"(iii) the Simon Limited Guaranty."

     (d) The definition of the term "Overadvance Amount" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

          "'Overadvance Amount' means (i) $7,000,000 from April 1, 2000 through and including April 29, 2000, (ii) $6,000,000 on April 30, 2000, (iii)
     $9,000,000 from May 1, 2000 through and including May 30, 2000, (iv) $8,000,000 on May 31, 2000, (v) $7,500,000 from June 1, 2000 through and including June 29, 2000, (vi) $6,500,000 on June 30, 2000, (vii) $4,500,000
     from July 1, 2000 through and including July 30, 2000, (viii) $3,500,000 on July 31, 2000, (ix) $2,000,000 from August 1, 2000 through and including August 30, 2000, (x) $1,000,000 on August 31, 2000, and (xi) zero thereafter."

     3. New Definitions: The following new definitions are added to Section 1.01 of the Financing Agreement in the appropriate alphabetical order to read as follows:

          "'Fourth Amendment' means the Fourth Amendment, dated as of April 30, 2000, to this Agreement."

          "'Guaranty Payment' has the meaning specified therefor in Section 7.02(r)."

          "'Reimbursement Payment' has the meaning specified therefor in Section 7.02(r)."

          "'Simon Limited Guaranty' means the Limited Guaranty dated as of April 30, 2000 made by Arnold Simon in favor of the Lenders and the Agent in connection with the Fourth Amendment."

     4. Settlement Period. The first sentence of Section 2.05(b)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "With respect to each Eurodollar Loan, on the first and the last day of each Interest Period and, with respect to all periods for which the Agent, on behalf of the Lenders, has funded Base Rate Loans pursuant to subsection 2.05(a), on the first Business Day after the last day of each week, or such shorter period as the Agent may from time to time select (any such period being herein called a "Settlement Period"), the Agent shall notify each Lender of the unpaid principal amount of the Revolving Credit Loans outstanding as of the last of the Settlement Period."

     5. Interest. Section 2.06(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "(a) Loans. (i) Each Revolving Credit Loan which is a Eurodollar Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus 2.75%. Each Revolving Credit Loan which is a Base Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Base Rate plus 0.25%.

          (ii) Each Term Loan which is a Eurodollar Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus 3.25%. Each Term Loan which is a Base Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Base Rate, plus 0.75%."

     6. Prepayment of Loans. The first sentence of Section 2.07(c) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "If at any time the Borrowing Base is less than the sum of the outstanding principal on all Revolving Credit Loans outstanding plus the outstanding amount of all Letter of Credit Obligations, the Borrowers will
     (i) immediately give notice of such occurrence to the Agent and (ii) prepay the Revolving Credit Loans in an amount which will reduce the sum of the outstanding principal on all Revolving Credit Loans, to an amount less than or equal to the then current Borrowing Base, less the outstanding amount of all Letter of Credit Obligations."

     7. Availability. (a) Section 2.07(h) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "Notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall repay the Revolving Credit Loans in an amount sufficient to cause the Availability of the Borrowers, after giving effect to all Revolving Credit Loans and Letter of Credit Obligations, to be not less than $3,000,000 on the last day of October and November of each year."

     8. Amendment Fee. The following Section 2.08(d) is hereby added to Section
2.08 of the Financing Agreement:

          "(d) Fourth Amendment Fee. Upon the effective date of the Fourth Amendment, the Borrowers shall be jointly and severally obligated to pay to the Agent, for the ratable benefit of the Lenders in accordance with their Pro Rata Shares, an amendment Fee of $400,000, which amendment fee shall be fully earned on the effective date of the Fourth Amendment and shall be payable $200,000 on May 31, 2000 and $200,000 on June 30, 2000."

     9. Monthly Financial Statements. Section 7.01(a)(iii) of the Financing Agreement is hereby amended by deleting the month "January 2000" in the second line thereof and substituting in lieu thereof "July 2000."

     10. Indebtedness. Section 7.02(b) of the Financing Agreement is hereby amended by (i) deleting the word "and" after clause (viii) thereof, (ii) redesignating clause (ix) thereof as new clause (x) thereof, and (iii) adding a new clause (ix) to read as follows:

          "(ix) to the extent it constitutes Indebtedness, obligations with respect to any Reimbursement Payment; and"

     11. Investments. Section 7.02(f) of the Financing Agreement is hereby amended by (i) deleting the word "and" after clause (vi) thereof, (ii) redesignating clause (vii) thereof as new clause (viii) thereof, and (iii) adding a new clause (vii) to read as follows:

          "(vii) loans and advances by any Borrower to the Company, the proceeds of which are used to make a Reimbursement Payment permitted by Section 7.02(r), provided that such loans and advances are without duplication of any dividends made pursuant to Section 7.02(i)(v); and"

     12. Dividends. Section 7.02(i) of the Financing Agreement is hereby amended by (i) deleting the word "and" after clause (iii) thereof and (ii) adding a new clause (v) to read as follows:

          "(v) the Borrowers may pay dividends to the Company, the proceeds of which are used to make a Reimbursement Payment permitted by Section 7.02(r), provided that such dividends are without duplication of any loans and advances made pursuant to Section 7.02(f)(vii)."

     13. Transactions with Affiliates. Section 7.02(m) of the Financing Agreement is hereby amended by deleting the words "Except as set forth in
Schedule 7.02(m)," and substituting in lieu thereof "Except as set in Schedule 7.02(m) and except for any Reimbursement Payment permitted by Section 7.02(r),"

     14. Financial Covenants. Section 7.02(p) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "(i) Net Worth. Permit Consolidated Net Worth of the Company and its Consolidated Subsidiaries at the end of each of the following Fiscal Quarters to be less than: (A) for the Fiscal Quarter ending as of March 31, 2000, $30,750,000, (B) for the Fiscal Quarter ending as of June 30, 2000, $25,000,000, (C) for the Fiscal Quarter ending as of September 30, 2000, $32,500,000, and (D) for the Fiscal Quarter ending December 31, 2000, $37,650,000;

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agent shall negotiate in good faith to determine the Consolidated Net Worth for the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Consolidated Net Worth on or before the date that is 30 days after the date that the Lenders have received such financial projections, the Consolidated Net Worth at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the amount set forth for the last Fiscal Quarter end set forth above (December 31, 2000).

          (ii) Debt Service Coverage Ratio. For each period of four (4) consecutive Fiscal Quarters for which the last Fiscal Quarter ends on a date set forth below, permit the ratio of (A) Consolidated EBITDA of the Company and its Consolidated Subsidiaries for such period to (B) the sum of
     (x) gross interest expense of the Company and its Consolidated Subsidiaries for such period plus (y) all principal of Indebtedness for borrowed money of the Company and its Consolidated Subsidiaries having a scheduled payment or due date in such period plus (z) all amounts payable by the Company and its Consolidated Subsidiaries on Capitalized Lease Obligations having a scheduled due date in such period (the "Debt Service Coverage Ratio") to be less than the amount set forth below opposite such date:

                                                         Debt Service
                Fiscal Quarter                          Coverage Ratio
                --------------                          --------------
              March 31, 2000                              0.75:1.0

              June 30, 2000                               0.30:1.0

              September 30, 2000                          0.75:1.0

              December 31, 2000                           1.25:1.0
     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agent shall negotiate in good faith to determine the Debt Service Coverage Ratio as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such financial projections, the Debt Service Coverage Ratio at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter end set forth above (December 31, 2000).

          (iii) Net Loss. Incur an Adjusted Consolidated Net Loss (A) for the Fiscal Quarter ending March 31, 2000 of more than ($6,400,000), (B) for the Fiscal Quarter ending June 30, 2000 of more than ($4,800,000), and (C) for any Fiscal Quarter commencing on or after the Fiscal Quarter ending September 30, 2000;

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agent shall negotiate in good faith to determine the Adjusted Consolidated Net Loss as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Adjusted Consolidated Net Loss on or before the date that is 30 days after the date that the Lenders have received such financial projections, there shall be no Adjusted Consolidated Net Loss at the end of any Fiscal Quarter of the Fiscal Year covered by such financial projections.

          (iv) Fixed Charge Coverage Ratio. Permit the ratio of Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries for each period of four (4) consecutive quarters for which the last quarter ends on a date set forth below to be less than the amount set forth opposite such date:

                                                  Minimum Fixed
                Fiscal Quarter                Charge Coverage Ratio
                --------------                ---------------------
              June 30, 2000                         0.20:1.0

              September 30, 2000                    0.40:1.0

              December 31, 2000                     0.80:1.0
     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agent shall negotiate in good faith to determine the ratio of Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio for each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter end set forth above (December 31, 2000)."

     15. Reimbursement Payments. The following Section 7.02(r) is hereby added to Section 7.02 of the Financing Agreement to read as follows:

          "(r) Reimbursement Payments. After any payment is made by or on behalf of Arnold Simon under the Simon Limited Guaranty (a "Guaranty Payment"), directly or indirectly, make or permit any of their Subsidiaries to make, any payment in the nature of a subrogation, reimbursement, exoneration, contribution or indemnity payment or any other similar payment, whether arising by operation of law or by contract, to or for the benefit of Arnold Simon in connection with such Guaranty Payment, provided that, at any time on or after December 10, 2000, the Company or any Borrower may make a Reimbursement Payment in an amount not exceeding the amount of the corresponding Guaranty Payment if (i) no Event of Default exists immediately after giving effect to such Reimbursement Payment and no Event of Default has existed at any time during the period of thirty (30) consecutive days prior to such Reimbursement Payment and (ii) Availability is not less than $1,000,000 immediately after giving effect to such Reimbursement Payment."

     16. Availability. Section 7.02(s) of the Financing Agreement is hereby amended in its entirety to read as follows:

          "(s) Availability. Permit Availability, after giving effect to all Revolving Credit Loans and Letter of Credit Obligations outstanding, to be less than $3,000,000 on the last day of October and November of each year."

     17. Waivers and Consents. (a) Pursuant to the request of the Company and the Borrowers and in accordance with Section 12.03 of the Financing Agreement, the Lenders hereby consent to, and waive any Event of Default that would otherwise arise under Sections 10.01(a) and (c) of the Financing Agreement from any non-compliance by the Company and the Borrowers with the provisions of (i)
Section 7.01(k) of the Financing Agreement by reason of the failure of the Company and the Borrowers to furnish to the Agent for the benefit of the Lenders a collateral assignment of the key man life insurance policy described in such Section, provided that such collateral assignment is delivered to the Agent on or before May 31, 2000, (ii) Section 7.01(o) of the Financing Agreement by reason of the failure of the Company and the Borrowers to furnish to the Lenders (A) appraisals of all trademarks of the Borrowers on or before October 15, 1999, and (B) appraisals of all Inventory of the Borrowers, (iii) Section 7.01(p) of the Financing Agreement by reason of the failure of the Borrowers to furnish the waivers and access agreements described in such Section prior to October 15, 1999, provided that the Borrowers use best efforts to furnish such waivers and access agreements to the Agent prior to June 30, 2000; (iv) Section 7.02(p)(iii) of the Financing Agreement by reason of the Adjusted Consolidated Net Loss being greater than ($1,500,000) for the Fiscal Quarter ending December 31, 1999, provided that the Adjusted Consolidated Net Loss for such Fiscal Quarter was not greater than ($2,900,000), and (v) Sections 2.07(b) and 7.02(s) of the Financing Agreement by reason of Availability being less than $7,500,000 on December 31, 1999, provided that Availability was not less than $5,000,000 on such date.

     (b) The waivers and consents contained in this Section 17 (i) shall become effective as of the Fourth Amendment Effective Date (as hereinafter defined),
(ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

     18. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Fourth Amendment Effective Date"):

          (a) The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Fourth Amendment Effective Date shall be correct on and as of the Fourth Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

          (b) The Agent shall have received on or before the Fourth Amendment Effective Date counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

          (c) The Agent shall have received on or before the Fourth Amendment Effective Date a Limited Guaranty made by Arnold Simon in favor of the Lenders and the Agent in the form of Annex I hereto.

          (d) All legal matters incident to this Amendment shall be satisfactory to the Agent and its special counsel.

     19. Representations and Warranties. Each of the Company and the Borrowers represents and warrants to the Lenders as follows:

          (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

          (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

          (d) This Amendment and the Financing Agreement, as amended hereby and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

          (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Fourth Amendment Effective Date.

     20. Continued Effectiveness of Financing Agreement. Each of the Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Fourth Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

     21. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     (d) The Borrowers will pay on demand all out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       ARIS INDUSTRIES, INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       EUROPE CRAFT IMPORTS, INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       ECI SPORTSWEAR, INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       STETSON CLOTHING COMPANY, INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       B P CLOTHING COMPANY, INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       XOXO CLOTHING COMPANY, INCORPORATED

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       AGENTS AND LENDERS

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC., as Collateral Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       THE CHASE MANHATTAN BANK,
                                         as Administrative Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       ISRAEL DISCOUNT BANK OF NEW YORK

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________


                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________